SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 4, 2004

                              XYBERNAUT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-15086                   54-1799851
          --------                     -------                   ----------
(State or Other Jurisdiction          Commission                (IRS Employer
      of Incorporation)               File No.)              Identification No.)


12701 Fair Lakes Circle, Fairfax, Virginia                              22033
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (703) 631-6925


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Exhibits

         99.1               Press Release dated May 4, 2004


Item 12. Results of Operations and Financial Condition

         On May 4, 2004 Xybernaut Corporation (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter ended March 31, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2004

                                    XYBERNAUT CORPORATION



                                    By: /s/ Thomas D. Davis
                                        ----------------------------------------
                                             Name:  Thomas D. Davis
                                             Title: Senior Vice President
                                                    and Chief Financial Officer


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                                  Exhibit Index

                 Exhibit No.         Description
                 -----------         -----------

                 99.1                Press Release dated May 4, 2004